THE DEWOLFE COMPANIES, INC

EXHIBIT 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. section 1350, as adopted pursuant to

section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of The DeWolfe Companies, Inc. (the “Company”) on Form 10Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James A. Marcotte, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

•                       the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

•                       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ James A. Marcotte
James A. Marcotte
Chief Financial Officer
August 8, 2002

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